                                                        Exhibit 99

                Form 3 Joint Filer Information

Name:                                      Marriott Hotel Services, Inc.

Address:                                   10400 Fernwood Road
                                           Bethesda, MD 20817

Designated Filer:                          Marriott International, Inc.

Issuer & Ticker Symbol:                    Diamond Rock Hospitality Company (DRH)

Date of Event
Requiring Statement:                       6/01/05

Signature:                                 By:__________________